As filed with the Securities and Exchange Commission on April 29, 2026

Registration Nos.  333-239742

811-08205

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 6 ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 42 ☒

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D

(Exact Name of Registered Separate Account)

NASSAU LIFE INSURANCE COMPANY

(Name of Insurance Company)

One American Row, Hartford, Connecticut 06102-5056

(Address of Insurance Company's Principal Executive Offices) (Zip Code)

860-403-5000

(Insurance Company's Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

Copies of all communications to:

Kostas Cheliotis
Vice President, General Counsel, Secretary
Nassau Life Insurance Company
One American Row
P. O. Box 5056, Hartford, CT 06102-5056

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b).

☒	on May 1, 2026 pursuant to paragraph (b).

☐	60 days after filing pursuant to paragraph (a)(1).

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 ("Securities Act").

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

❑	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

❑	Insurance Company relying on Rule 12h-7 under the Exchange Act

❑	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Deferred variable annuity contracts

First Choice Bonus Annuity

An Individual Flexible Premium

Variable Deferred Annuity Contract

with Bonus Payments

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783 (8:30 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6317

Website: www.nfg.com

Offered by Nassau Life Insurance Company through First Investors Life Variable Annuity Fund D

This prospectus describes an individual flexible premium variable deferred annuity contract (the “Contract”) offered by Nassau Life Insurance Company (“NNY”, “We”, “Us” or “Our”). NNY will credit a “Bonus Payment” to the Accumulation Value each time You make a Purchase Payment with some limitations. The Contract provides You with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if You so elect, to receive annuity payments for a lifetime based upon the Contract’s Accumulation Value and other factors. First Choice Bonus Annuity charges expenses that may be higher than expenses for a similar Contract that does not credit a Bonus Payment. Your Bonus Payments may be more than offset by the higher expenses associated with this Contract.

The Contract is no longer available for new sales. Existing Contractowners may continue to make additional Purchase Payments.

When You invest in a Contract, You allocate Your Purchase Payments (less certain applicable charges) to the investment options available under the Contract, which include the variable options ("Subaccounts") of First Investors Life Variable Annuity Fund D (“Separate Account D” or “Separate Account”) and the Fixed Account. Additional information about each of the investment options available under the Contract can be found in Appendix A: Investment Options Available under the Contract.

NNY does not guarantee the performance of the Subaccounts. The amount You accumulate in the Subaccounts depends upon the performance of the Subaccounts in which You invest. You bear all of the investment risk, which means that You could lose money invested in the Subaccounts. We credit interest to amounts You allocate to the Fixed Account.

The Contract is a complex investment and involves risks, including potential loss of the principal amount invested. The Contract is not a short term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties, as applicable. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. Our obligations under the Contract are subject to Our financial strength and claims-paying ability.

The availability of investment options or other Contract features described in this prospectus may vary depending on the broker-dealer through which Your Contract was purchased. See Appendix B: Financial Intermediary Variations.

The Contract may not be available in all states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the Contract other than as described in this prospectus or any supplements thereto or in any supplemental sales material We authorize.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2026.

i

GLOSSARY OF SPECIAL TERMS

Accumulation Phase – The period between the Effective Date of a Contract and the earlier of the Maturity Date or the death of either the Annuitant or Contractowner.

Accumulation Unit – A unit that measures the value of a Contractowner’s interest in a Subaccount of Separate Account D before the Maturity Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Accumulation Value – The Accumulation Value is equal to the sum of the Subaccount Accumulation Value in each of the Subaccounts to which You have allocated value under the Contract plus the Fixed Account Accumulation Value.

Adjusted Purchase Payment – Is equal to the Purchase Payment(s) less any withdrawal(s), including withdrawal charges that have been made subsequent to any immediately preceding Purchase Payment.

Adjusted Purchase Payment Threshold – Is the amount as stated in the Contract used in determining the Bonus Payment Percentage applicable to any Adjusted Purchase Payment(s) credited to the Contract.

Administrative Office: The office set forth on the cover page of this prospectus.

Annuitant (and Joint Annuitant, if any) – The person(s) whose life (or lives) is (are) the measure for determining the amount and duration of annuity payments. Unless otherwise specified, references to “Annuitant” refer to any Joint Annuitant as well.

Annuity Unit – A unit that determines the amount of each Variable Annuity Payment after the first Variable Annuity Payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Beneficiary – The person or entity that is named to receive any death benefits payable (i) upon death of any Contractowner in the accumulation phase, (ii) upon death of the Annuitant in the accumulation phase, if there is no surviving Annuitant; or (iii) upon death of the Annuitant in the Payout Phase, if there is no surviving Annuitant.

Bonus Payment – The amount added by Us to the Accumulation Value based on the conditions of Your Contract and calculated by multiplying the applicable Bonus percentage from the Bonus Payment Percentages in Your Contract by the amount of any Adjusted Purchase Payment.

Bonus Payment Percentage – Is the percentage used in calculating any Bonus Payment based on the amount of the Adjusted Purchase Payments according to the percentages listed in the Bonus Payment Percentages in Your Contract.

Contract – An individual flexible premium variable deferred annuity contract offered by this prospectus.

Contractowner (and Joint Contractowner, if any) – The person or entity with legal rights of ownership of the Contract. Unless otherwise specified, the term also includes any Joint Contractowners.

Contract Anniversary – The same month and day each subsequent year from the Contract’s Effective Date.

Contract Year (and Contract Month and Contract Quarter) – A one-year period of time as measured from the Contract Effective Date and as measured from each Contract Anniversary. A Contract Month or a Contract Quarter is a month or quarter, respectively, of a Contract Year.

Effective Date – The date the Contract is issued by NNY.

Fixed Account Accumulation Value – The Fixed Account Accumulation Value at any time is equal to the amount determined as described below under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount.

Fund – A mutual fund underlying this Contract.

General Account – All assets of NNY other than those allocated to Separate Account D and other segregated investment accounts of NNY.

Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to Us at Our administrative office or other office We may designate (“Administrative Office”) that contains all information required by Us to process the transaction.

Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Investment in the Contract – The Purchase Payments You made, less any amounts You previously surrendered that were not taxable.

Maturity Date – The date on which annuity payments begin.

Net Accumulation Value – The Accumulation Value less any applicable premium taxes not previously deducted.

Payee – The person designated as the “Payee” in the Contract, and who is entitled to receive annuity payments under the Contract. The Contractowner will be the Payee unless another person is named as the Payee.

Payout Phase – The period of time beginning on the Maturity Date during which periodic payments are made to the Payee. These are usually paid on a monthly basis and last for the time provided in the chosen annuity payment option.

Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges). A Purchase Payment does not include any amounts credited as a Bonus Payment.

Right to Examine – The period of time a Contractowner may review his or her Contract and cancel it for a refund of Purchase Payments. The duration and terms of the “Right to Examine” period varies by state. Your Right to Examine period will be stated on the cover of Your Contract.

Separate Account D or the Separate Account – The segregated investment account entitled “First Investors Life Variable Annuity Fund D”, established by NNY pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

Subaccount – A segregated investment subaccount under Separate Account D. Each Subaccount invests in the shares of a single Fund.

Subaccount Accumulation Value – The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units this Contract has in that Subaccount, multiplied by that Subaccount’s Accumulation Unit value.

Valuation Date – Any date on which the New York Stock Exchange (“NYSE”) is open for regular trading.

Valuation Period – The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.

Variable Annuity Payment – Annuity payments that vary in dollar amount throughout the Payout Phase based on the net investment experience of the Subaccounts.

We (Us, Our) – NNY.

You (and Your) – A Contractowner who is reading this prospectus.

OVERVIEW OF THE CONTRACT

The following is intended as a summary. Please read each section of this prospectus for additional detail.

General overview of the contract. This annuity Contract is between You and NNY. The Contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the Contract for other purposes should consult with their tax advisors. If You are purchasing a Contract for an IRA or qualified retirement plan, You should note that this Contract does not provide any additional tax deferral benefits beyond those provided by the IRA or qualified retirement plan and You should not consider the Contract for its tax treatment, but for its investment and annuity benefits.

Because the Contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, the Contract is best suited for those with a long term investment horizon. Although You have the ability to make partial withdrawals and/or fully surrender the Contract at any time during the Accumulation Phase, the Contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in You being assessed a surrender charge, which can be a significant amount. Withdrawals will also be subject to income taxes as well as tax penalties if taken before age 59½. Withdrawals can also significantly reduce the death benefit. The reduction may be greater than the amount withdrawn. Failure to hold the Contract for the long-term would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Contract’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Contract, has a long investment horizon, and has purchased the Contract for retirement purposes or other long-term financial planning purposes. The Contract is not intended for those who intend to engage in frequent trading among the variable investment options within the Separate Account.

The Contract has two phases: an Accumulation Phase and a Payout Phase. During the Accumulation Phase, You can apply Purchase Payments to Your Contract, and We provide a death benefit. You bear the investment risk, whether a gain or loss, for any Accumulation Value allocated to the Separate Account. The Payout Phase begins when You start receiving regular annuity payments after the Accumulation Value has been applied to one of the annuity options in accordance with the annuity rates in the Contract. You can select one of several annuity income payment options. Once You convert to the Payout Phase, You receive a stream of annuity payments. You will be unable to make withdrawals of the annuitized amount and any death benefit and living benefits will terminate.

The Contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary, and depend upon the performance of the underlying Funds. The owner assumes the risk of gain or loss according to the performance of the underlying Funds. Investments in the Fixed Account provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the Accumulation Value will equal or exceed Purchase Payments made under the Contract.

Additional information about the available investment options is provided in Appendix A to this prospectus.

Contract Features

Purchase Payments and Transfers. You may make additional Purchase Payments of at least $200 each during the Accumulation Phase of the Contract. We generally do not limit the maximum amount of Purchase Payments under a Contract. Your Purchase Payments are allocated to the Subaccounts or the Fixed Account as You instruct, subject to certain limitations.

We offer a Systematic Transfer Option that allows for a specified dollar amount of Subaccount Accumulation Value to be transferred from any one or more Subaccounts to any one or more other Subaccounts at monthly or quarterly intervals. We also offer an Automated Subaccount Reallocation Option that automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with Us. There is currently no charge for the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

Prior to the Maturity Date, You may elect to transfer all or any part of the Accumulation Value among one or more Subaccounts or the Fixed Account, subject to the limitations established for the Fixed Account and the Subaccounts, and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, You may elect to transfer all or any part of the Accumulation Value among one or more investment options. Transfers between the investment options are subject to disruptive trading and market timing restrictions.

Bonus Payments. We will credit a Bonus Payment to the Accumulation Value for the amount of the Adjusted Purchase Payments received in any calendar year. For the amount of Adjusted Purchase Payments up to and including $200,000 received within a Contract Year, We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Percentage of 4.00% of the amount of the Adjusted Purchase Payments. For the amount of the Adjusted Purchase Payments in excess of $200,000 received within a Contract Year We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Percentage of 5.00% of the amount of the Adjusted Purchase Payments. Your Bonus Payments are allocated to the Subaccounts or the Fixed Account as You instruct, subject to certain limitations.

The expenses of the Contract may be higher than expenses for a similar contract that does not credit a Bonus Payment. Your Bonus Payments may be more than offset by the higher expenses associated with this Contract. Bonus Payments are not treated as Purchase Payments for calculation of the guaranteed death benefit.

Withdrawals. You may make a partial or full surrender of Your Contract during the Accumulation Phase for its Accumulation Value less any applicable surrender charge. Each year after the first Contract Year, You may surrender up to 10% of total Purchase Payments without a surrender charge. Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the Contractowner is under age 59½. For more information, see “Federal Income Taxes.”

Guaranteed Death Benefit. For no additional charge, the Contract provides for payment to the Beneficiary on the death of the Annuitant any time before the Maturity Date of the Contract. The Contract guarantees that the Beneficiary will receive upon the death of the Annuitant the greater of (i) the total of all Purchase Payments reduced proportionately by any surrenders; or (ii) the Accumulation Value.

Upon the death of a Contractowner who is not also the Annuitant, We pay only the Accumulation Value to the Beneficiary.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS				LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes. If You withdraw money from Your Contract, You may be assessed a surrender charge. The maximum surrender charge is 8% as a percentage of Purchase Payments withdrawn, and a surrender charge applies during the first nine years after a Purchase Payment was made.

For example, if You withdraw a $100,000 Purchase Payment during the first year that the Purchase Payment was made, You could be assessed a charge of up to $8,000 on the Purchase Payment being withdrawn. This loss will be greater if there are taxes or tax penalties.

Fee Table; Financial Information - Contract Expenses
Are There Transaction Charges?	Yes. In addition to surrender charges, We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automatic Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.			Fee Table; Financial Information - Contract Expenses
Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that You may pay each year, depending on the investment options You choose. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.			Fee Table; Financial Information - Contract Expenses; Appendix A: Investment Options Available Under The Contract

	Annual Fee	Minimum	Maximum
	Base contract	1.43%(1)	1.43%(1)
	Fund fees and expenses	0.21%(2)	1.35%(2)
(1) As a percentage of daily average Accumulation Value in the Separate Account, plus the effect of the annual Contract charge.
(2) As a percentage of underlying Fund assets. Fund fees are as of 12/31/2025. Fund fees can vary from year to year.

FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,524	$2,457
	Assumes:	Assumes:
	• Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No sales charges • No Bonus Payments • No additional Purchase Payments, transfers, or withdrawals	• Investment of $100,000 • 5% annual appreciation • Most expensive Fund fees and expenses • No sales charges • No Bonus Payments • No additional Purchase Payments, transfers, or withdrawals

	RISKS		LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Is This a Short Term Investment?

No.

•  This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

 •      Amounts withdrawn from the Contract may result in surrender charges, taxes, and tax penalties.

•  A Purchase Payment being withdrawn is subject to a surrender charge, until several years have passed since the Purchase Payment was made.

•  Surrender charges will reduce the value of Your Contract if You withdraw money during the surrender charge period.

•  The benefits of tax deferral are generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract

RISKS		LOCATION IN PROSPECTUS
What are the Risks Associated with the Investment Options?

•  An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract.

•   Each investment option (including the Fixed Account) will have its own unique risks, and You should review the available investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Investment Options Available Under The Contract
What are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available at www.nfg.com.	Principal Risks of Investing in the Contract

RESTRICTIONS		LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

•  NNY reserves the right to remove or substitute Funds available under the Contract.

•  There is a limit of six transfers between two or more Subaccounts in any 12-month period.

•  Only one transfer either to or from the Fixed Account is allowed in any 12-month period and transfers from the Fixed Account are subject to significant restrictions.

•  You may not allocate more than 50% of Your Purchase Payments to the Fixed Account.

•  We reserve the right to limit transfers if frequent or large transfers occur.

•    The availability of investment options may vary depending on the broker-dealer through which Your Contract was purchased.

The Subaccounts; Policies on Frequent Reallocation Among Subaccounts; Transfer of Accumulation Value; Appendix B: Financial Intermediary Variations

Are There Any Restrictions on Contract Benefits?

Yes.

•     Withdrawals may significantly reduce the death benefit, and the reduction may be greater than the amount withdrawn.

•     Except as otherwise provided, benefits may not be modified or terminated by Us.

•     Withdrawals may significantly reduce or or eliminate future Bonus Payments.

•     The availability of Contract benefits may vary depending on the broker-dealer through which Your Contract was purchased.

BONUS PAYMENTS; Benefits Available Under the Contract; Appendix B: Financial Intermediary Variations

TAXES		LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•  If You purchase the Contract through an individual retirement account (IRA) or qualified retirement plan, You do not receive any additional tax benefit.

•  Earnings on Your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59½.

Federal Tax Information

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?

To compensate those who have sold or service a Contract, We generally pay compensation as a percentage of Purchase Payments invested in the Contract. We also may pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a Contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this Contract over another investment. Currently, We do not offer this Contract for new sales.

Distribution of the Contract
Should I Exchange My Contract?	As a general matter, some investment professionals could have a financial incentive to offer You this Contract in place of another contract You currently own. Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one. You should only exchange a contract if You determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for You to purchase the new contract rather than continue to own Your existing contract. Currently, We do not offer this Contract for new sales, and thus would not offer this Contract in connection with such a replacement transaction.	Distribution of the Contract

FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering or making withdrawals from an investment option or from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Maximum Surrender Charge[1] (as a percentage of Purchase Payments surrendered)	8.00%[2]
Systematic Transfer Option/Automated Subaccount Reallocation Option Charge (per transaction)
Maximum	$10
Current	None

1

The surrender charge percentage that applies to a Purchase Payment decreases over 9 years after receipt of the Purchase Payment so that there is no surrender charge on the Purchase Payment after nine years. Each year after the first Contract Year You may surrender up to 10% of total Purchase Payments not previously surrendered as of the beginning of that Contract Year without a surrender charge. See “FINANCIAL INFORMATION – CONTRACT EXPENSES—Surrender Charges” for additional information.

2	The surrender charge for the Contracts is as follows:

Percent	8%	7%	6%	5%	3%	1%	0%
Number of years from receipt of Purchase Payment	0-3	4	5	6	7	8	9 or more

The next table describes the fees and expenses that You will pay each year during the time that You own the Contract, not including annual fund fees and expenses.

Annual Contract Expenses

Administrative Expenses[1]
Maximum	$50.00
Current	$35.00
Base Contract Expenses[2] (as a percentage of daily average account value in the Separate Account)	1.40%

1

This charge, which We call the annual contract charge elsewhere in this prospectus, is deducted annually on the last Valuation Date of each Contract Year or the date of surrender of the Contract, if earlier. We make this charge against the Subaccount Accumulation Value by proportionally reducing the number of Accumulation Units held in each of Your Subaccounts. See “FINANCIAL INFORMATION – CONTRACT EXPENSES – OTHER EXPENSES – Annual Contract Charge.”

2	We call this charge the Mortality and Expense Charge elsewhere in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the underlying fund that You may pay periodically during the time that You own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this document in Appendix A.

Annual Underlying Fund Expenses[1]	Minimum	Maximum
(Expenses that are deducted from underlying fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.21%	1.35%

1	Underlying Fund expenses are as of 12/31/25, and can vary from year to year. The fees set forth here do not reflect the effect of any expense reimbursement arrangements or fee waiver arrangements.

Example

This Example is intended to help You compare the cost of investing in the variable options of the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual underlying Fund expenses.

The Example assumes all Contract Value is allocated to the variable options. Your costs could differ from those shown below if You invest in the Fixed Account.

The Example assumes that You invest $100,000 in the variable options of the Contract for the time periods indicated. The Example also assumes that Your investment has a 5% return each year and assumes the most expensive combination of Annual Underlying Fund Expenses. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

If You surrender Your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$14,762	$28,803	$40,532	$67,116

If You annuitize or do not surrender Your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$7,449	$21,829	$35,543	$67,116

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend on the performance of the underlying Funds You select. Each Fund may have its own unique risks.

Variable annuities are not a short-term investment vehicle. The surrender charge may apply for a number of years, so that the Contract should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your Purchase Payments. Significant surrender charges may apply to full or partial withdrawals. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings, and may be subject to a 10% income tax penalty if taken before age 59½. Withdrawals can significantly reduce the death benefit. The reduction may be greater than the amount withdrawn. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Contract.

Investment Risk. You bear the risk of any decline in the Accumulation Value caused by the performance of the underlying Funds. Those Funds could decline in value very significantly, and there is a risk of loss of Your entire amount invested. The risk of loss varies with each Fund. The investment risks are described in the prospectuses for the Funds.

If on any Valuation Date the total Accumulation Value equals zero, the Contract will immediately terminate without value.

Risks Related to Fixed Account. The Fixed Account is one investment option under the Contract to which You may allocate Purchase Payments and Accumulation Value. You may only make one transfer either to or from the Fixed Account in any 12-month period. Each transfer from the Fixed Account is limited to the greatest of: (i) 25% of the Fixed Account Accumulation Value; (ii) the amount of the most recent transfer out of the Fixed Account during the prior 15 months; or (iii) $1,000. You earn a fixed rate of interest under the Fixed Account. In the current interest rate environment, that fixed interest rate may be low, and might be substantially less than what You might earn from other investment options under the Contract. Payment of amounts under the Fixed Account is contingent on Our having the financial solvency to make such payments.

Bonus Payment Risk. You will receive a Bonus Payment only on the amount of Your Adjusted Purchase Payment, which is Your Purchase Payment less any withdrawals since Your last Purchase Payment. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a Bonus Payment. Your Bonus Payments may be more than offset by the higher expenses associated with this Contract. Bonus Payments are not treated as Purchase Payments for calculation of the guaranteed death benefit.

Insurance Company Insolvency. An investment in the Contract is subject to the risks related to NNY, including that any obligations, guarantees, or benefits are subject to the claims-paying ability of NNY. It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore unable to meet Our obligations under the Contract. In particular, Our experiencing financial difficulty could interfere with Our ability to fulfill Our obligations under the Fixed Account, the death benefit and annuity payments.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

The death benefit paid to the Beneficiary of a Contract is taxed for those purposes as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s Investment in the Contract. Thus, if Your primary objective is to pass wealth on to Your heirs, a life insurance policy may be more appropriate for You. For federal tax purposes, the amount of the death benefit on a life insurance policy passes federal income-tax free (though not necessarily federal estate-tax free) to the Beneficiary; an annuity death benefit does not.

Risks Associated with Contract Changes. Among other rights We reserve under the Contract, We reserve the right to add or remove variable investment options and substitute underlying funds. We may restrict or prohibit the allocation of additional premium payments or transfers to any variable investment option. We also reserve the right to limit purchase payments and transfers to and from the Fixed Account.

Cyber Security and Business Continuity Risks. Our variable product business is dependent upon the secure and effective operation of our computer systems and those of our business partners and service providers. As a result, our business may be subject to risks related to cybersecurity incidents and system failures. Cybersecurity incidents and system failures affecting us, third-party administrators, underlying funds, intermediaries, and service providers may adversely affect us and/or your Contract. For instance, such events may interfere with our administration of the Contract, including order processing; impact our ability to calculate unit values or other Contract values; or compromise confidential customer or business information. They also could subject us to regulatory fines, litigation, financial losses or reputational damage. Similar events may also impact the issuers of securities in which the underlying funds invest, which may cause your Contract to lose value. Financial services companies and their third-party service providers are increasingly the targets of cyberattacks. The methods and devices used to attack systems and networks evolve constantly and are growing more sophisticated (for example, through the use of artificial intelligence). Although we undertake preventative and detective measures to protect our systems from cyberattacks and systems failures, there can be no guarantee that such events will always be detected, prevented, and/or avoided in the future.

We may also be exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, military actions, or malicious acts, any of which could adversely affect our ability to conduct business, process Contract transactions, and otherwise administer the Contract. For example, such events could lead to delays in our processing of Contract transactions, including orders, and could negatively impact our ability to calculate unit values or other Contract values. They may also impact the issuers of securities in which the underlying funds invest, which may cause your Contract to lose value. There can be no assurance that negative impacts associated with natural and man-made disasters will always be avoided.

NASSAU LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE SUBACCOUNTS

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06102-5056, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Contracts, and the Nassau Companies of New York, which provides administrative services for the Contracts.

Prior to July 8, 2020, the issuer of the Contract was Foresters Life Insurance and Annuity Company (“FLIAC”). FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Contracts. The Merger did not affect the terms of, or the rights and obligations under, the Contracts other than to change the insurance company that provides Contract benefits from FLIAC to NNY. The Contracts continue to be funded by the Separate Account. Contract values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Contractowners.

We are obligated to pay all amounts promised to investors under the contract, subject to our financial strength and claims-paying ability.

For information or service concerning a Contract, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 8:30 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6317. You may also contact Us through Our website at www.nfg.com.

You should send any Purchase Payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Contract, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account D

First Investors Life Variable Annuity Fund D was established on April 8, 1997 under New York Insurance Law. Separate Account D is registered with the SEC as a unit investment trust under the 1940 Act.

We segregate the assets of Separate Account D from Our other assets in Our General Account. These assets fall into two categories: (1) assets equal to Our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that We charge to Separate Account D. The assets equal to Our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of Our other obligations. The assets We derive from Contract charges do not support the Contract, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account D. We credit to, or charge against, the Subaccounts of Separate Account D realized and unrealized income, gains and losses without regard to Our other income, gains and losses. The obligations under the Contract are Our obligations. Any guarantees under Your Contract that exceed Your Accumulated Value in the Separate Account (such as those that may be associated with the death benefit), are paid from Our General Account. Any such amounts that We are obligated to pay in excess of Your Accumulated Value in the Separate Account are subject to Our financial strength and claims-paying ability.

Each Subaccount invests its assets in a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You. The value of Your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.

The Fixed Account

Information regarding the features of the Fixed Account, including (i) its name and (ii) its Minimum Guaranteed Interest Rate, is provided in Appendix A to this prospectus.

The Fixed Account is not part of Separate Account D. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account D or in any other legally segregated separate accounts We own. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. During the Accumulation Phase Contract value held in the Fixed Account bear interest at a fixed rate which We periodically declare. We will credit the Fixed Account Accumulation Value with compound interest daily. We guarantee that any assets You choose to allocate to the Fixed Account will earn interest at the annual Minimum Guaranteed Interest Rate (currently 1.00% for Contracts issued since 2013). This rate is subject to redetermination annually as described below.

On each Contract Anniversary, the Fixed Account Minimum Guaranteed Interest Rate is redetermined as (a) – (b) where (a) is the average of the daily five-year Constant Maturity Treasury rates for the month of October in the calendar year prior to the Contract Anniversary (rounded to the nearest 1/20th of 1%) and (b) is 1.25%. In no case, however, will the annual Fixed Account Minimum Guaranteed Interest Rate be greater than 3.00% or less than 1.00%.

We may, but are not required to, declare interest in excess of the annual Minimum Guaranteed Interest Rate (“excess interest”). If We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However, any excess interest already credited to Your account is non-forfeitable.

You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the annual minimum guaranteed or declared rates of return. Amounts allocated to the Fixed Account, and any guarantees under Your Contract that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.

The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. Therefore, neither the General Account (including the Fixed Account) nor any of its interests are subject to these Acts. These disclosures, however, are subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The Subaccounts

Contract value allocated to the Subaccounts will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested.

You choose the Subaccounts to which You allocate Your Purchase Payments. The Subaccounts are investment options of the Separate Account. The Subaccounts invest in the underlying Funds. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

The underlying Funds were selected to provide a range of investment options from conservative to more aggressive investment strategies.

Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

THE CONTRACT IN DETAIL

APPLICATION AND PURCHASE PAYMENTS

We will process Your application on the day We receive it at Our Administrative Office in Good Order. If Your application is incomplete or incorrect, We have five business days to complete it and process the transaction. Otherwise, We will return the Purchase Payment to You at the end of the five-day period. However, We can try to reach You to explain the reasons for the delay in crediting the money and get Your consent to keep the money until the problem is solved.

Your initial Purchase Payment must be at least $5,000. You may make additional Purchase Payments of at least $200 each at any time after Contract issuance. We will not accept the proceeds from a surrender of one of Our other variable annuities for the purchase of a First Choice Bonus Annuity Variable Contract. We generally do not limit the maximum amount of Purchase Payments under a Contract. However, initial Purchase Payments of $500,000 or more, and subsequent Purchase Payments of $250,000 or more, will be subject to review by NNY. We reserve the right to reject such payments. We will credit a Bonus Payment to the Accumulation Value for the amount of the Adjusted Purchase Payments received. The amount of the Adjusted Purchase Payments in any Contract Year is aggregated. For the amount of Adjusted Purchase Payments up to and including $200,000 received within a Contract Year, We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Percentage of 4.00% of the amount of the Adjusted Purchase Payments. For the amount of the Adjusted Purchase Payments in excess of $200,000 received within a Contract Year We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Percentage of 5.00% of the amount of the Adjusted Purchase Payments.

Your Purchase Payments and any Bonus Payments allocated to the Subaccounts purchase Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate Purchase Payments and any Bonus Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt of Your Purchase Payments at Our Administrative Office in Good Order. We value Accumulation Units at the end of each Valuation Date (generally 4:00 P.M., Eastern Time). If We receive a Purchase Payment prior to the end of a Valuation Date in Good Order, We will process the payment based upon that day’s Accumulation Unit values. If We receive a payment in Good Order after the end of the Valuation Date, We will process the Purchase Payment based upon the next Valuation Date’s values.

ALLOCATION OF PURCHASE PAYMENTS

When You purchase a Contract You select the allocation percentages for Your Purchase Payment to the Subaccounts and the Fixed Account.

Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;

2.	Allocation percentages must total 100%; and

3.	The allocation percentage for the Fixed Account may not exceed 50%.

Subsequent Purchase Payments will be allocated according to Your allocation instructions on file, unless You request a change in Your allocation instructions. A change in the allocation percentages for future additional Purchase Payments and any Bonus Payments will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Automated Subaccount Reallocation Option” for additional information.

REALLOCATIONS AMONG SUBACCOUNTS

Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a transfer of Accumulation Value by written notice, telephone, participation in the Systematic Transfer Option, or participation in the Automated Subaccount Reallocation Option. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?

The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. As described in the Fund prospectuses, the Funds have policies and procedures to detect, deter and prevent frequent trading and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Contractowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Contractowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy. We also reserve the right to limit or condition transfer privileges in any manner that We believe is necessary or appropriate to (1) protect participants in a Fund from adverse consequences of “market timing” or overly frequent transactions; or (2) conform Separate Account D’s policies and practices in this regard to those of a Fund in one or more respects. Without limitation, We reserve the right to impose on You any charge that Your transfer causes a Fund to assess against Us or Separate Account D.

In order to enforce Our policy against market timing, We monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or email. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders. In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE ACCUMULATION PHASE

Determining Your Accumulation Value

The Accumulation Value You have in Your Contract varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value that You have allocated to the Fixed Account.

Fixed Account Accumulation Value

On the Contract’s Effective Date, the Fixed Account Accumulation Value is equal to the portion of the initial Purchase Payment You allocate to the Fixed Account. The Fixed Account Accumulation Value on any succeeding day is equal to the Fixed Account Accumulation Value on the previous day, plus the sum of the values of the following transactions that have occurred since the previous day:

1.	any additional Purchase Payments allocated to the Fixed Account;

2.	any transfers into the Fixed Account;

3.	any Bonus Payments allocated to the Fixed Account after the expiration of the Right to Examine period; and

4.	interest accrued on the Fixed Account Accumulation Value;

less the sum of the values of the following transactions that have occurred since the previous day:

1.	any transfers out of the Fixed Account;

2.	any partial surrenders or Partial Annuitizations allocated to the Fixed Account; and

3.	if due subsequent to the previous day, the portion of the annual contract charge for the current Contract Year allocated to the Fixed Account.

BONUS PAYMENTS

We will credit any Bonus Payments to Your Accumulation Value on the later of:

1.	the date a Purchase Payment is applied to Your Contract, or

2.	upon the expiration of the Right to Examine period as stated in the Contract.

Bonus Payments are calculated by multiplying the Adjusted Purchase Payment by the applicable Bonus Payment Percentage as described below.

The Adjusted Purchase Payment is equal to the Purchase Payment less any withdrawals, including withdrawal charges, that have been made since the immediately preceding Purchase Payment, if any. If such withdrawals exceed the Purchase Payment:

1.	the Adjusted Purchase Payment is zero and no Bonus Payment is credited; and

2.	any excess of such withdrawals over the Purchase Payment is added to the sum of the withdrawals in the calculation of the subsequent Adjusted Purchase Payment, if any.

For example, if You make a $1,000 Purchase Payment and You have taken $1,200 in withdrawals since Your immediately preceding Purchase Payment, then Your Adjusted Purchase Payment is $0 and no Bonus Payment will be made in connection with the $1,000 Purchase Payment. In addition, the $200 by which Your withdrawals exceed Your $1,000 Purchase Payment will be added to the sum of withdrawals when calculating the Adjusted Purchase Payment for a subsequent Purchase Payment. The Bonus Payment Percentage is based on the amount and timing of the Adjusted Purchase Payment. For purposes of determining the Bonus Payment Percentage, all Adjusted Purchase Payments in any Contract Year are aggregated. Adjusted Purchase Payments up to and including $200,000 received within a Contract Year will receive a Bonus Percentage of 4.00% of the Adjusted Purchase Payment. Adjusted Purchase Payments in excess of $200,000 received within a Contract Year will receive a Bonus Percentage of 5.00% of the Adjusted Purchase Payment. For example, if You make an Adjusted Purchase Payment of $300,000 in Contract Year 1, We will credit the first $200,000 with a Bonus Percentage of 4.00% ($8,000) and We will credit the remaining $100,000 with a Bonus Percentage of 5.00% ($5,000) for a total Bonus Payment of $13,000.

Any Bonus Payments will be allocated among Subaccounts in the same proportion as the applicable Purchase Payment.

Subaccount Accumulation Value

The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units the Contract has in the Subaccount, multiplied by the Subaccount’s Accumulation Unit value. Amounts You allocate to or transfer into a Subaccount are used to purchase Accumulation Units in the Subaccount. We redeem Accumulation Units when amounts are deducted, transferred, or surrendered from a Subaccount.

These purchases and redemptions of Accumulation Units are referred to as “Contract Transactions.” The number of Accumulation Units a Contract has in a Subaccount at any time is equal to the number of Accumulation Units purchased minus the number of Accumulation Units redeemed in the Subaccount up until that time. The number of Accumulation Units purchased or redeemed as a result of a Contract Transaction is equal to the dollar amount of the Contract Transaction divided by the value of the Subaccount’s Accumulation Units on the date of the Contract Transaction.

Accumulation Unit values are determined as of the end of each Valuation Date. Contract Transaction requests are processed as of the Valuation Date We receive them at Our Administrative Office in Good Order. If a Contract Transaction request is received in Good Order before the end of a Valuation Date, the Contract Transaction is processed based on the Accumulation Unit values calculated as of the end of that day. If a Contract Transaction request is received in Good Order after the end of a Valuation Date, the Contract Transaction is processed based on the Accumulation Unit values calculated as of the end of the next Valuation Date. The value of an Accumulation Unit of a Subaccount on any Valuation Date is equal to the value of the Accumulation Unit on the previous Valuation Date, multiplied by the net investment factor for that Valuation Date. The net investment factor for a Subaccount on any Valuation Date is equal to (a) divided by (b), less (c) where:

(a)

is the net asset value per share of the Fund in which the Subaccount invests at the end of the Valuation Date, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Valuation Date, less the per share amount of any taxes deducted by Us;

(b)	is the net asset value per share of the Fund on the previous Valuation Date; and

(c)	is the total of the daily mortality and expense risk charges since the previous Valuation Date.

Transfer of Accumulation Value

You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, by providing Us with written notice of Your request or by calling (800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greatest of:

1.	25% of the Fixed Account Accumulation Value;

2.	The amount of the most recent transfer out of the Fixed Account during the prior 15 months; or

3.	$1,000.

Transfers to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Accumulation Value to exceed the maximum Fixed Account allocation percentage specified in the Contract. Transfer requests that do not comply with these limitations will be rejected.

A Transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically cancels the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Valuation Date We receive them at Our Administrative Office in Good Order. We may defer transfers from the Fixed Account for up to six months. If We do so, We will notify You when the transfer will be made, the reason for the delay, and the value of the transfer on the date We received Your request.

Telephone Transfer Option

You may make transfers of Accumulation Value as described above, by telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone, and We may record Your telephone call. We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

Benefits Available Under The Contract

The following table summarizes information about benefits available under the Contract.

The availability of Contract benefits may vary depending on the broker-dealer through which Your Contract was purchased. See Appendix B: Financial Intermediary Variations.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
Bonus Payments	Pays a bonus of 4% of Adjusted Purchase Payments up to and including $200,000 in a Contract Year and a bonus of 5% of Adjusted Purchase Payments above $200,000 in a Contract Year	Standard	None	None

•   Only available during the Accumulation Phase

•   Withdrawals may significantly reduce or eliminate future Bonus Payments

•   Bonus Payments are not treated as Purchase Payments for calculation of the guaranteed death benefit

Systematic Transfer Option	Automatically transfers a specified dollar amount of Subaccount Accumulation Value from any one or more Subaccounts to any one or more other Subaccounts	Standard	$10 (per transaction)	None

•   Only available during the Accumulation Phase

•   Minimum transfer amount is $100

•   Not available for the Fixed Account

•   Program may be discontinued or modified in the future

•  May not be in effect at the same time as the Automated Subaccount Reallocation Option.

Automated Subaccount Reallocation Option	Automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation	Standard	$10 (per transaction)	None

•   Only available during the Accumulation Phase

•   Not available for the Fixed Account

•   A transfer request made while this option is in effect cancels enrollment

•   Program may be discontinued or modified in the future

•   May not be in effect at the same time as the Systematic Transfer Option.

Death Benefit	Pays a cash benefit upon death during the Accumulation Phase. Upon the death of the Annuitant, the benefit equals the greater of Purchase Payments (adjusted for withdrawals) and the Accumulation Value.	Standard	None	None

•   Withdrawals may significantly reduce the benefit, and the reduction may be greater than the amount withdrawn

•   Bonus Payments not included in Purchase Payments for purposes of the benefit

•   Benefit upon death of Contractowner who is not also the Annuitant is Accumulation Value

Systematic Transfer Option

You may request that a specified dollar amount of Subaccount Accumulation Value be transferred from any one or more Subaccounts (the “originating Subaccounts(s)”) to any one or more other Subaccounts (the “receiving Subaccount(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer will occur on the first Valuation Date of the Contract Month or Contract Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account.

The minimum amount that may be transferred either from or to any one Subaccount is $100. The Systematic Transfer Option will terminate if and when the Subaccount Accumulation Value remaining in all of the originating accounts is depleted. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice. Any charge for this option in the future would not exceed $10.

Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Automated Subaccount Reallocation Option

If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with Us. The first such reallocation will occur on the first Valuation Date of the Contract Quarter that next follows the date on which We receive Your request.

Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a)	is equal to:

(1)	the allocation percentage You have specified for the Subaccount; divided by

(2)	the sum of the allocation percentages for all such Subaccounts; and

(b)	is equal to the sum of the Subaccount Accumulation Values in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your Purchase Payment allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Subaccount Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Transfers of Subaccount Accumulation Values made under this option are not subject to the minimum transfer amount described above. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. A transfer of Subaccount Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically cancels the option. You may subsequently reelect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice. Any charge for this option in the future would not exceed $10.

Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Death Benefits Before Commencement of Annuity Payments

The Contract includes a standard death benefit for no additional charge. If You die before the Maturity Date, We will pay a death benefit to the Beneficiary You have designated. We generally make this payment within seven days of receiving in Good Order (a) a certified death certificate or similar proof of the death of the Annuitant or Contractowner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum and the Contract will terminate, (b) by applying it to one of the annuity options, or (c) as We otherwise permit.

Generally, the amount of the death benefit payable to the Beneficiary, upon the death of the Contractowner who is also the Annuitant, is the greater of (a) the total Purchase Payments reduced proportionally by any partial surrenders or (b) the Accumulation Value on the date We receive Due Proof of Death. We calculate the proportional reduction in Your total Purchase Payments in two steps. First, We calculate the percentage that any surrender represents of Your Accumulation Value. Then We reduce Your Accumulation Value and Purchase Payments by that percentage.

If the Contractowner is not also the Annuitant, the amount of the death benefit will be equal to the Accumulation Value. We also will pay a death benefit in an amount equal to the Accumulation Value upon the death of the first Joint Contractowner (if any) to die, even if that deceased Joint Contractowner also is the Annuitant. We determine the Accumulation Value for the death benefit as of the next computed value of the Accumulation Value following Our receipt at Our Administrative Office of Due Proof of Death in Good Order. The decision on how We pay the death benefit is at the Contractowner’s election before the Annuitant’s death and the Beneficiary’s election after the Annuitant’s death.

The following example demonstrates how the death benefit, payable on the death of the Contractowner who is also the Annuitant, is determined for a Contract in the Accumulation Phase.

Effective Date	Your Initial Purchase Payment and Death Benefit is:	$100,000

Bonus Payment	4.00% Bonus	$4,000

End of First Contract Year	Assume Your Accumulation Value grows to:	$107,120
	Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value and is equal to:	$107,120

Seventh Contract Anniversary	Assume Your Accumulation Value grows to:	$141,500
	Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value and is equal to:	$141,500
	Assume Your Accumulation Value declines to:	$88,650
	You then decide to partially surrender:	$25,000
	The proportion Your partial surrender represents of the Accumulation Value is the partial surrender amount ($25,000) divided by the Accumulation Value ($88,650). Therefore, Your Accumulation Value and Purchase Payment(s) are both reduced by 28.20%.	28.20%
	Thus, after the surrender: Your Accumulation Value is:	$63,650
	Your Purchase Payment(s) is:	$71,800
	Your Death Benefit is the greater of Your Purchase Payment ($71,800) or Your Accumulation Value ($63,650) and is equal to:	$71,800

End of Eleventh Contract Year	Assume Your Accumulation Value declines to:	$57,600
	Your Death Benefit is the greater of Your Purchase Payment ($71,800) or Your Accumulation Value ($57,600) and is equal to:	$71,800

This example assumes that a partial surrender is taken during the seventh Contract year, but does not account for any tax consequences.

Special Requirements for Payment of Death Benefit

If the Contractowner dies before We have distributed the entire interest in the Contract, We must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the Internal Revenue Code. Specifically, section 72(s) requires that:

•	generally if any Contractowner dies before the annuity starting date, the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death over a period not longer than the life or life expectancy of the Beneficiary. If the Beneficiary is the deceased Contractowner's spouse, he or she may continue the Contract and name a new Beneficiary, subject to additional conditions in the Contract.

•	if any Contractowner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death.

The death benefit may be taken immediately, after which the Contract will terminate. If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election and payments must begin within 60 days of the Contractowner's death. This is necessary to receive federal tax treatment of annuity payments rather than the federal death benefit being treated for tax purposes as a lump sum distribution in the year of the death. The beneficiary may not make additional Purchase Payments.

Other distribution rules apply in the case of a qualified Contract. For more information, see “Federal Income Taxes.”

Partial and Full Surrenders During the Accumulation Phase

You may make a partial or full surrender of Your Contract during the Accumulation Phase, provided that any partial surrenders must be for at least $500. You will be entitled to receive the Accumulation Value less any surrender charge or, in the case of a partial surrender, the portion surrendered, less any surrender charge. Your request is effective on the date it is received in writing on Our form in Good Order at Our Administrative Office. Your Accumulation Value less the requested amount will be determined based on the next computed value of Accumulation Units. Withdrawals are taken pro rata from the investment options based on Your allocation of Accumulation Value.

Surrenders may be subject to income tax on any gains plus a 10% penalty tax if the Contractowner is under age 59 1/2. For more information, see “Federal Income Taxes.” Surrenders may also reduce the death benefit and Your eligibility for Bonus Payments when You make future Purchase Payments.

We may defer payment of amounts surrendered from a Subaccount for no more than seven days, except during any period:

•	The NYSE is closed other than customary weekend and holiday closings,

•	Trading on the NYSE, as determined by the SEC, is restricted,

•

An emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or

•	The SEC may by order permit for the protection of security holders.

In addition, We may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account. If We postpone the payment of any full or partial surrender for more than ten days, We will pay You interest on the amounts surrendered, as specified in the Contract. In the case of a partial surrender, unless You direct Us otherwise, the amount You request will be deducted from Your Subaccounts and/or the Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and/or the Fixed Account Accumulation Value bears to the Accumulation Value. Your Accumulation Value must be at least $5,000 after any partial surrender.

THE PAYOUT PHASE

The Maturity Date

Annuity payments begin on the Maturity Date You select when You buy the Contract. You may advance or defer the Maturity Date by notifying Us in writing at least 30 days before the previously specified Maturity Date. However, the Maturity Date may not be within the first five Contract Years (or within the first Contract Year for Contracts issued in New York or Florida) or after the date on which the Annuitant attains age 90. If no Maturity Date is chosen, We will commence annuity payments on the first of the calendar month after the Annuitant attains age 90.

The Amounts of Your Annuity Payments

Seven days before the Maturity Date (the “Initial Determination Date”), any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the “Net Accumulation Value.” Depending on Your election, this value will then be applied to determine either the initial Variable Annuity Payment and/or the initial Fixed Annuity Payment as described further below. You can make or change this election in writing to Us at Our Administrative Office at any time prior to the Initial Determination Date. In the absence of Your election, We will make monthly annuity payments on a fixed basis, beginning on the Maturity Date under Annuity Option 3 with Payments Guaranteed for 10 Years.

After the Maturity Date, We allow no surrenders or changes among annuity payment options. In the case of a variable basis payment option, however, You retain the right to change Your Subaccount allocations subject to the limits described below under “THE CONTRACT IN DETAIL: THE PAYOUT PHASE – Transfer of Annuity Value.” If the Net Accumulation Value applied on the Maturity Date is less than that required to purchase a minimum initial annuity payment of $20, the entire Net Accumulation Value will be paid in a lump sum.

The material factors that determine the level of Your annuity benefits are:

•	Your Accumulation Value as of the Initial Determination Date;

•	the annuity payment option You select;

•	the frequency and duration of annuity payments;

•	the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Maturity Date; and

•	in the case of a Variable Annuity Payment, the investment performance of the Subaccounts You select and the Assumed Investment Return (“AIR”) that You select.

Variable Annuity Payments

Variable Annuity Payments vary as to dollar amount through the Payout Phase based on the investment results of the Subaccounts You select and the AIR that You choose. The effective annual AIR chosen can be 0%, 3% or 5%, if allowed by applicable law or regulation. The first Variable Annuity Payment is based on the AIR. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts You have chosen as compared to the AIR. As a result, if the actual net investment return rate of the Subaccounts equals the AIR, the Variable Annuity Payments will be level. If the actual net investment return rate of the Subaccounts is greater than the AIR, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than the AIR, subsequent Variable Annuity Payments will be lower.

Once an AIR is chosen, it cannot be changed. If no AIR is chosen, 3% will be used as the AIR. In general, if You select a higher AIR the initial Variable Annuity Payment will be larger than if a lower AIR had been selected, but any increases in the Variable Annuity Payment will be smaller and less frequent, and any decreases in the Variable Annuity Payment will be larger and more frequent. On the Initial Determination Date, We apply the portion of the Net Accumulation Value You have designated to purchase Variable Annuity Payments to the proper Variable Annuity Payment Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Variable Annuity Payment. Subsequent Variable Annuity Payments are determined based on the value of the Annuity Units We credit to each of the Subaccounts You have selected, as described below.

We determine the amount of Annuity Units of each Subaccount to purchase by using the most recent Subaccount allocation instructions and dividing the amount of the initial Variable Annuity Payment that is allocated to each Subaccount by that Subaccount’s Annuity Unit value on the Initial Determination Date. Each Variable Annuity Payment after the first is determined by multiplying the Annuity Unit value for each Subaccount on the date seven days prior to the date on which the payment is due by the number of Annuity Units in that Subaccount. The resulting payment may be less than or greater than the preceding Variable Annuity Payment.

Annuity Unit Value

The value of an Annuity Unit for any Subaccount is initially set at $10.00. The value for any subsequent Valuation Period is obtained by first multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor (as defined in “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Subaccount Accumulation Value”) for the current Valuation Period and then dividing the result by the “assumed net investment factor” for the current Valuation Period. The “assumed net investment factor” is equal to one plus the AIR calculated for the number of days in the current Valuation Period.

Transfer of Annuity Value

Twice each year, after a Variable Annuity Payment option has commenced, You may transfer all or a portion of the value in a Subaccount to any other Subaccount (“the receiving Subaccount”), which We will use to purchase Annuity Units in the receiving Subaccount. The value in a Subaccount is equal to the value of Annuity Units in the Subaccount multiplied by the number of Annuity Units this Contract owns in the Subaccount. The number of Annuity Units credited to the receiving Subaccount will be equal to the dollar amount of the value that is being transferred as of the transfer date divided by the value of an Annuity Unit on that same date in the receiving Subaccount. Your request for transfer may be made in writing, received in Our offices in Good Order or by telephone. We will not accept a request for transfer of annuity value by facsimile or email. We must receive Your request at least 15 days before the due date of the annuity payment to which the transfer will apply.

Fixed Annuity Payments

Fixed Annuity Payments are a constant dollar amount throughout the Payout Phase. On the Initial Determination Date, the portion of the Net Accumulation Value You have designated to purchase Fixed Annuity Payments will be applied to the proper Fixed Annuity Payout Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Fixed Annuity Payment.

Partial Annuitization of Accumulation Value

You may apply a portion of the Accumulation Value to an Annuity Payment Option prior to the Maturity Date by providing Us with notice, in Good Order at Our Administrative Office. This is called a “Partial Annuitization.”

That portion of the Accumulation Value will be applied to an Annuity Payment Option as of the Valuation Date We receive the notice. The options available are listed in the Annuity Payment Options section of this Contract.

A Partial Annuitization reduces the Accumulation Value of the Contract by the percentage the amount annuitized was to the Total Accumulation Value on the Partial Annuitization Date. Unless You instruct Us otherwise, We will withdraw the funds for the Partial Annuitization from the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each Subaccount and/or the Fixed Account bears to the Total Accumulation Value.

Any Partial Annuitization must conform to the Minimum Annuity Payment Amount indicated in the Contract. Any Partial Annuitization request that would reduce the Accumulation Value to less than the Minimum Accumulation Value will be treated as a request for Full Annuitization.

Seven days before the Partial Annuitization Date, any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the Net Accumulation Value. The portion of this value attributable to the Partial Annuitization will then be applied to determine either the initial Variable Annuity Payment and/or the Fixed Annuity Payment.

All Annuity Payment Options described below are available for Partial Annuitizations.

The following limitations apply to Partial Annuitizations:

1.	The Annuitant must also be the Contractowner;

2.	No more than one (1) Partial Annuitization is permitted each Contract Year; and

3.	The maximum number of Partial Annuitizations permitted over the life of the Contract is five (5).

Annuity Payment Options

The Contract provides for the annuity options described below. The Annuity Payment Options available on a variable basis are Options 1, 2a and 3. All Annuity Payment Options shown are available on a fixed basis. Payments can be received on a monthly, quarterly, semi-annual or annual basis.

Option 1–Single Life Annuity.

(Available on either a variable or a fixed basis or both). An annuity payable monthly during the Annuitant’s lifetime, ceasing with the last payment due before the Annuitant’s death. If You elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

Option 2a–Joint and Survivor Life Annuity.

(Available on either a variable or a fixed basis or both). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

Option 2b–Joint and Two-Thirds to Survivor Life Annuity.

(Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Option 2c–Joint and One-Half to Survivor Life Annuity.

(Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

Option 3–Life Annuity with Payments Guaranteed for 10 or 20 Years.

(Available on either a variable or a fixed basis or both). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 10 or 20 years, as elected, We will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, We will pay the Beneficiary’s estate the remaining guaranteed payments.

Option 4–Refund Life Annuity.

(Available on a fixed basis only). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, the cumulative payments made have been less than the Net Accumulation Value applied on the Initial Determination Date, payments will be continued until the total of all payments made equal such Net Accumulation Value.

Death after Commencement of Annuity Payments

If the death of any Contractowner, any Annuitant, or any Payee occurs on or after the Maturity Date but before all proceeds payable under the Contract have been distributed, We will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.

Death of Contractowner

If any Contractowner who is not the Annuitant dies and there is no surviving Contractowner, the Beneficiary will become the Contractowner. If there is a surviving Contractowner, the surviving Contractowner will retain ownership of the Contract. The remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Contractowner, any remaining annuity payments will be made to the surviving Contractowner, if any, or to the Beneficiary.

Death of Annuitant

If the Annuitant dies and there is a surviving Annuitant, the remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Annuitant, annuity payments will be made to any surviving Annuitant. If the deceased Annuitant is also the Contractowner, and there is no surviving Contractowner, the surviving Annuitant will assume all rights of ownership under the Contract. If the Annuitant dies and there is no surviving Annuitant, the Beneficiary will assume all rights to ownership, and the previously designated Contractowner will no longer have any rights under the Contract. Any remaining annuity payments will be paid to the Beneficiary.

YOUR RIGHT TO EXAMINE THE CONTRACT

You may examine the Contract and elect to cancel it (a) within ten days from the date Your Contract is delivered to You (or thirty days if a replacement contract) or (b) longer as applicable state law requires. We will cancel the Contract after We receive from You at Our Administrative Office in Good Order (a) the Contract and (b) a written request for cancellation. We will pay You at least an amount equal to the sum of the Purchase Payments plus any premium taxes that You were charged, subject to state law.

FINANCIAL INFORMATION

CALCULATING VALUES

To calculate the Accumulation Unit or Annuity Unit values, We must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Valuation Date for each of the Funds. Then, daily charges are applied to Separate Account D for each day since the last Valuation Date. Finally, We multiply the previous unit value by this result.

CONTRACT EXPENSES

Surrender Charges

We assess a surrender charge when You surrender the Contract, in full or in part, except as described below. The surrender charge is designed to recover the expense of distributing Contracts that are terminated before distribution expenses have been recouped from revenue generated by these Contracts. They are deferred charges because they are not deducted from Purchase Payments. The surrender charge is equal to a maximum of 8% of Purchase Payments surrendered, and decreases as shown in the following table:

Number of Years from Receipt of Purchase Payment to Date of Surrender	Percentage
1 year or less	8.00%
1 year	8.00%
2 years	8.00%
3 years	8.00%
4 years	7.00%
5 years	6.00%
6 years	5.00%
7 years	3.00%
8 years	1.00%
9 years or more	0.00%

The length of time from when We receive a Purchase Payment to the time of full or partial surrender of that Purchase Payment determines the percentage of the surrender charge. For purposes of computing the surrender charge, amounts surrendered will be taken from Your Contract first from any amounts then available as a Free Surrender (as described below), then from Purchase Payments in the order they were made (i.e., first-in, first- out), and finally from any other remaining Accumulation Value. Bonus amounts are not treated as Purchase Payments for purposes of computing surrender charges.

For purposes of the surrender charge calculation after a Partial Annuitization, each Purchase Payment is reduced proportionately by the percentage the amount annuitized was to the Accumulation Value on the Partial Annuitization Date.

Each Contract Year after the first Contract Year, You may, without paying a surrender charge, surrender a maximum of 10% of Purchase Payments not previously surrendered as of the beginning of that Contract Year (“Free Surrenders”). This privilege is not cumulative, which means that any Free Surrenders not taken during a given Contract Year may not be taken as a Free Surrender in a later Contract Year. In addition, We do not impose a surrender charge if the Accumulation Value is applied to an annuity option or on the payment of any death benefit.

Mortality and Expense Risk Charge

We impose a mortality and expense risk charge. The mortality risk that We assume arises from Our obligation to continue to make annuity payments to each Annuitant (assuming for purposes of this discussion only that the Annuitant is also the Payee) regardless of (a) how long that person lives and (b) how long all annuitants as a group live. We also assume a risk associated with the guaranteed death benefit that We would pay in the event of death during the Accumulation Phase. In addition, We assume the risk that the annual Contract charge (discussed below) may not be adequate to cover Our administrative expenses. In consideration for assuming these mortality and expense risks, We deduct an amount equal on an annual basis to 1.40% of the daily Accumulation Unit value of the Subaccounts.

We guarantee that We will not increase the mortality and expense risk charge after a Contract is issued. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on Us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We can use any profits resulting to Us for any business purpose, including the payment of expenses of distributing the Contract.

OTHER CHARGES

Annual Contract Charge

We currently deduct a $35.00 annual Contract charge from the Accumulation Value on (a) the last Valuation Date of each Contract Year or (b) the date of surrender of the Contract, if earlier. These deductions are made during the Accumulation Phase only. The amount of this charge is guaranteed for the first 10 Contract Years, after which it may increase to no more than $50.00. We make the charge against the Accumulation Value by proportionally reducing the number of Accumulation Units held in each of Your Subaccounts. We will not assess this charge in any state that does not permit it.

Premium Tax Charge

Some states and municipalities assess premium taxes at the time You make Purchase Payments, surrender, or begin receiving annuity payments.

We currently pay any premium taxes that are assessed. However, We reserve the right to deduct such premium taxes in accordance with the terms of Your Contract. These taxes currently range up to 3.5% of Purchase Payments received by Us.

Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.

FEDERAL TAX INFORMATION

This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax-deferred annuity contract for federal income tax purposes, and the following summary assumes so. We do not discuss state or local taxes herein, except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which You should consult a qualified tax adviser.

Taxation of a Contract will depend, in part, on whether the Contract is purchased as part of a qualified retirement plan or an individual retirement plan, such as traditional or Roth IRA. If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits will be governed by the tax law applicable to qualified retirement plans and IRAs. However, generally, deductible or “before-tax” Purchase Payments for qualified Contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred. Purchase Payments for a Contract purchased outside of a qualified retirement plan or IRA (a “non-qualified Contract”) are on an “after-tax” basis, so You only pay federal income tax on Your net earnings and net realized gains under the Contract. Generally, these earnings and gains are taxed when You receive distributions thereof under the Contract. The IRS has not reviewed the Contract for qualification as an appropriate investment for a qualified retirement plan or IRA.

Taxation of Non-Qualified Contracts

Diversification

In order for the Contract to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount to which Purchase Payments under the Contract are allocated must be “adequately diversified” in accordance with the Internal Revenue Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount in which You invested failed to satisfy these requirements, You would be currently taxed on the net earnings and gains of the Subaccount unless Your Contract was held in a qualified retirement plan or an IRA. The tax would apply from the first quarter of the failure, until We corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.

Owner Control

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of Our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give owners investment control over separate account assets, We reserve the right to modify the Contracts as necessary to prevent an owner from being treated as the owner of the separate account assets supporting the Contract.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Internal Revenue Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. For more information on these rules, see “Special Requirements for Payment of Death Benefit.”

The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Non-Natural Persons

When a non-natural person owns a non-qualified Contract, the Contract generally will not be treated as an annuity for federal tax purposes and thus will not enjoy the benefit of tax deferral. However, a Contract owned by a non-natural person as an agent for an individual will be treated as an annuity for those purposes. This summary assumes that the Contractowner is a natural person.

Purchase Payments

Your Purchase Payments under a non-qualified Contract are not deductible from Your gross income for federal income tax purposes.

Increases in Accumulation Value

Generally, You pay no federal income tax on increases in Your Contract’s Accumulation Value until there is a distribution from the Contract. A distribution occurs when there is a partial or full surrender or annuity payments begin.

Annuity Payments

Once annuity payments begin under a non-qualified Contract, You generally will be taxed for federal income tax purposes only on the net investment income and gains You have earned (as ordinary income) and not on the amount of Your Purchase Payments. As a result, a portion of each payment will be taxable as ordinary income. The remaining portion will be a nontaxable recovery of Your Investment in the Contract.

Generally, Your Investment in the Contract equals the Purchase Payments You made, less any amounts You previously surrendered that were not taxable. For Fixed Annuity Payments, the tax-free portion of each payment is determined by:

•	dividing Your Investment in the Contract by the total amount You expect to receive out of the Contract, and

•	multiplying the result by the amount of the payment.

For Variable Annuity Payments, the tax-free portion of each payment is (a) Your Investment in the Contract divided by (b) the number of expected payments.

The remaining portion of each payment, and all of the payments You receive after You recover Your Investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is a federal income tax deduction for any unrecovered Investment in the Contract.

Surrenders

Before annuity payments begin, surrenders are taxed for federal income tax purposes as follows:

•

a partial or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulation Value exceeds the Investment in the Contract (that is, on an “income first” basis in which distributions generally are taxed as earnings first, followed by a return of the cost basis); and

•	a federal tax penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59 1⁄2 subject to certain exceptions.

The 10% federal tax penalty is generally not imposed on surrenders that are:

•	made on or after the death of a Contractowner;

•	attributable to the taxpayer’s becoming disabled (as defined in the Internal Revenue Code); or

•

made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her designated beneficiary. If You receive systematic payments that You intend to qualify for the substantially equal periodic payment exception, changes (other than by reason of death or disability) to Your systematic payments before You reach age 59½ or within five years (after You reach that age) after beginning Your systematic payments will result in the retroactive imposition of the 10% federal tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. Also, additional exceptions apply to distributions from a qualified Contract.

If the Contract was purchased as an investment for profit, subject to certain rules, You may deduct any loss upon surrender of the Contract as an ordinary loss. For purposes of surrenders, the Internal Revenue Code treats all Contracts that We issue to You in the same calendar year as a single Contract.

Death Benefits

Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of federal income tax. Generally, a death benefit is included in the recipient’s income as follows:

•	if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;

•	if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.

The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s Investment in the Contract. The Beneficiary must pay federal income tax on this amount at the Beneficiary’s tax rate. Moreover, the amount of the death benefit may also be included in the Contractowner’s federal gross estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special federal income tax deduction for a portion of the federal estate tax attributable to the death benefit.

Transfers, Assignments and Contract Exchanges

Transferring or assigning ownership of a Contract, changing the Maturity Date or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as liability for income and gift taxes, not explained in this prospectus. Please consult Your tax adviser regarding these consequences. Note that such transfers, assignments and exchanges do not apply to qualified Contracts.

Tax Withholding and Reporting

The Internal Revenue Code generally requires Us to withhold income tax from any Contract distribution, including a partial surrender or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is “periodic” or “non-periodic.”

For periodic payments (e.g., annuity payments), We withhold from the taxable portion of each payment as if it were a payment of wages, based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If You want Us to withhold on a different basis, You must file an appropriate withholding certificate with Us. For non-periodic payments (e.g., distributions such as partial surrenders), We generally withhold 10% of the taxable portion of each payment.

You may elect not to have the withholding rules apply. For periodic payments, Your election is effective for the calendar year for which You file it with Us and for each subsequent year until You amend or revoke it. For non-periodic payments, an election is effective when You file it with Us, but only for the payment to which it is applicable. We have to notify Your annuity payment recipients of Your right to elect not to have taxes withheld. The Internal Revenue Code generally requires Us to report all payments to the IRS.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by Us (or Our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization

Under a tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.

Partial annuitization may be permitted with certain payment options under the Contract. Please consult a tax adviser if you are considering a partial annuitization.

Taxation of Qualified Contracts

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of Your Investment in the Contract to Your total account balance or accrued benefit under the retirement plan. Your Investment in the Contract generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, Your Investment in the Contract under a qualified Contract can be zero.

In the case of a distribution from a qualified Contract taken before You reach age 59½, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. There are a number of exceptions. Consult a tax adviser.

Qualified Contracts have required minimum distribution (RMD) rules that govern the timing and amount of distributions. You should refer to Your retirement plan or consult a tax advisor for more information about these distribution rules. The SECURE Act and SECURE 2.0 Act were passed as part of the comprehensive government appropriations bills in 2019 and 2022, respectively (referred to collectively as the “SECURE Act”). The SECURE Act makes significant changes to laws affecting retirement plans, including the RMD provisions under section 401(a)(9) of the Internal Revenue Code. In particular,

•

The SECURE Act limits the availability of the “stretch” feature for non-spouse beneficiaries of IRAs and defined contribution retirement plans. Most non-spouse beneficiaries will no longer be able to satisfy the RMD rules with lifetime distributions but will have to take their distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries which include surviving spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority”. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

•

The age on which RMDs generally must begin is based on the individual’s applicable age. If the individual attains (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.

Consult Your tax adviser if You think You may be affected by these changes.

Distributions from qualified Contracts generally are subject to withholding for the Contractowner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Contractowner’s tax status. The Contractowner will be provided the opportunity to elect not have tax withheld from distributions. However, “Eligible rollover distributions” from certain qualified Contracts are subject to a mandatory federal income tax withholding of 20% unless directly rolled over to an eligible retirement plan.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While We are not discussing the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Internal Revenue Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Internal Revenue Code may require Us to deduct the tax from Your Contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

The federal estate tax, gift tax, and GST tax exemptions and maximum rates may be adjusted each year. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and those of Your beneficiaries under all possible scenarios.

Medicare Tax

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Definition of Spouse

All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Other Tax Issues

We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account D. Based upon this expectation, no charge is currently assessed against Separate Account D for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account D. We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account D in several states. At present, these taxes are not significant and We currently do not impose any charge for such taxes against Separate Account D. We may, however, assess Separate Account D for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account D in the future, they could reduce the net investment performances of the Subaccounts.

Each of the Funds available under the Contract sells its shares not only to Separate Account D but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners that invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Contractowner’s control of the investments of Separate Account D could cause the Contractowner, rather than Us, to be treated as the owner of the assets in Separate Account D for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Contractowner. Based upon existing IRS guidance, We do not believe that the ownership rights of a Contractowner under the Contract would result in the Contractowner’s being treated as the owner of the assets of the Contract. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

OTHER INFORMATION

VOTING RIGHTS

Because the underlying Funds are not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly at any Fund shareholders meeting as follows:

•	shares attributable to Contractowners for which We received instructions would be voted in accordance with the instructions;

•

shares attributable to Contractowners for which We did not receive instructions would be voted in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

•	shares not attributable to Contractowners would be voted in the same proportion that We voted shares held in the Subaccount attributable to Contractowners for which We received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Contractowners in any Subaccount. We will present all the shares of any Fund that We held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

•	in the Accumulation Phase, We divide the Subaccount’s Accumulation Value by the net asset value of one Fund share, and

•

in the annuity income period, We divide the reserve held in the Subaccount for the Variable Annuity Payments under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount. The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, We reserve the right to vote shares of any Fund in Our own right, to the extent the law permits.

PROCESSING TRANSACTIONS

Generally, Your transaction requests will be processed as of the Valuation Date on which We receive at Our Administrative Office, if We receive them in Good Order before the closing of business (generally 4:00 P.M. Eastern Time). If We receive a transaction request at Our Administrative Office in Good Order after the end of a Valuation Date, it will be processed as of the end of Our next Valuation Date. To meet Our requirements for processing transactions, We may require that You use Our forms.

RESERVATION OF RIGHTS

We also reserve the right to make certain changes to the Contract, Separate Account D or the Funds if We believe they would (a) best serve the interests of the Contractowners and Payees or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, We will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.

For example, We may:

•	operate Separate Account D in any form permitted by law;

•	add, delete, combine, or modify Subaccounts of Separate Account D;

•	add, delete, or substitute for the Fund shares held in any Subaccount the shares of any investment company or series thereof, or any investment permitted by law;
•	amend or obtain and continue any exemptions under the Contract if required to comply with the Internal Revenue Code or any other applicable federal or state law; or
•	make any necessary technical changes in the Contract in order to conform with any of the above actions.

STATE VARIATIONS

Where required by state law, there may be variations in the Contract covered by a special form of the Contract for Your State. As a result, Your Contract may differ from this prospectus. You should refer to Your Contract for terms that are specific to Your characteristics. We have the right to change the Contract to meet applicable state laws or regulations.

We offer the Contract in most states. Check with Your registered representative for availability in Your state. The Contract is offered continuously. Although We do not anticipate discontinuing the offer of the Contract, We reserve the right to do so at any time.

DISTRIBUTION OF THE CONTRACT

The Contracts are no longer offered for new sales, but existing Contractowners may continue to make additional Purchase Payments. As such, the Contract is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Contracts. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Contracts. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in serving its principal underwriting function for variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying Funds or their affiliates.

1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Contracts held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

Compensation

Under Our agreement with Cetera, We generally pay compensation to Cetera in the form of commissions when a Purchase Payment is invested in a Contract. We pay a commission of 5.868% on each Purchase Payment. No other compensation is paid to Cetera with respect to any other Contractowner transactions under the Contract. After the fifth Contract Year, We may also pay Cetera an amount equal to 0.10% of a Contract’s Accumulation Value on an annual basis.

A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Contract, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law, overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on Purchase Payments invested in the Contract. Additional payments may be made to Cetera that are not directly related to the investment of additional Purchase Payments invested in the Contract, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Contract does not assess a front-end sales charge, so You do not directly pay for the sales and distribution expenses of NNY when You make a Purchase Payment. You indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Contract. Any profits NNY may realize through receiving the mortality and expense risk charge deducted under Your Contract may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Contracts. Depending on when You made Your last Purchase Payment, Your Contract may be subject to a surrender charge if You fully or partially surrender the Contract. See “CONTRACT EXPENSES—Surrender Charges” under “FINANCIAL INFORMATION.” Proceeds received by NNY from any surrender charges imposed under the Contract may be used to reimburse NNY for sales and distribution expenses.

NASSAU LIFE (NNY) – LEGAL PROCEEDINGS

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

California Lapse Litigation:

The Company is currently defending two putative class actions filed against Foresters Life and Annuity Insurance Company (“FLIAC”), which was merged into the Company effective July 8, 2020. Both cases allege FLIAC lapsed life insurance policies without fully complying with California Insurance Code §§ 10113.71 and 10113. 72 (the “Statutes”). The California Supreme Court held in McHugh v. Protective Life Insurance that the Statues applied to all life insurance policies issued and delivered in California, including those issued before the Statutes were enacted on January 1, 2013. The cases each purport to seek certification of a class comprised of all California policyowners whose policies lapsed without FLIAC first fully complying with the Statutes from January 1, 2013 through the present. As detailed below, neither case has resulted in a class being certified and both are currently proceeding as individual cases covering only the claims of the named plaintiffs.

Siino v. Foresters Life and Annuity Insurance Company: A putative class action was filed on April 28, 2020 against FLIAC. Plaintiff sought various forms of declaratory relief and asserted claims for breach of contract and violations of California’s Unfair Competition Law. On April 30, 2021, Plaintiff filed a motion for class certification. On January 12, 2022, the district court denied Plaintiff’s motion for class certification. Plaintiff filed a motion for partial summary judgment on her declaratory relief claim on December 8, 2022. On July 7, 2023, the district court entered an order granting in part and denying in part the requested relief. On August 11, 2023, Plaintiff requested dismissal of her remaining causes of action with prejudice, and requested final judgment in the case. The district court dismissed the remaining claims on August 14, 2023. FLIAC appealed the summary judgment decision to the United States Court of Appeals for the Ninth Circuit on September 12, 2023. Plaintiff filed a cross-appeal on September 18, 2023, challenging the district court’s denial of class certification, which it later voluntarily dismissed. Oral argument was heard on FLIAC’s appeal on January 14, 2025. The Ninth Circuit thereafter filed its Opinion on April 1, 2025. More specifically, the decision reversed in part the district court's grant of summary judgment as to the declaratory relief claim, holding that the district court abused its discretion when declaring Siino's policy remained “valid,” due to the lack of causal evidence in the record, and affirmed the district court's decision in part on as to other issues raised on appeal. Although the substantive issues in the litigation have now been resolved, the parties are awaiting a final judgment from the district court that is consistent with the Ninth Circuit's decision.

Velez v. Foresters Life and Annuity Insurance Company: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against FLIAC. Plaintiff seeks declaratory relief and asserts claims under California’s Unfair Competition Law. FLIAC removed the case to the United States District Court for the Central District of California on December 9, 2022. On August 15, 2023, Plaintiffs filed their motion for class certification. Plaintiffs later voluntarily withdrew their motion for class certification on October 18, 2023. On April 1, 2024, the parties filed a joint stipulation to stay the case in light of the appeal to the United States Court of Appeals for the Ninth Circuit in Siino v. Foresters Life and Annuity Insurance Company, which was granted on April 3, 2024. The stay was lifted on June 27, 2025, following the issuance of the Ninth Circuit's decision in Siino. After being granted leave to amend, Plaintiff filed its First Amended Complaint on December 18, 2025, dispensing with the class allegations and strategically narrowing the case to a single claim for alleged violations of California's Unfair Competition Law. FLIAC answered the First Amended Complaint on January 8, 2026, and contemporaneously filed a notice of waiver of the adequate-remedy-at-law defense in a bid to keep the case in federal court. On March 23, 2026, after the filing of an amended joint case management report, the case was remanded to state court. The Company is evaluating its options to appeal this decision. The Company continues to dispute the allegations in First Amended Complaint and will continue to vigorously defend this lawsuit.

REPORTS

Our variable annuities are offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports and other materials that contain financial information about the Funds as required by applicable law. In addition, transaction confirmations are sent by Us on behalf of the broker-dealers through which variable annuity transactions are processed and, at least once each year, We will send a statement that gives You financial information about Your Contract.

If several members of the same household each own a Contract, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

APPENDIX A: Investment Options Available Under the Contract

Variable Options

The following is a list of underlying Funds available under the Contract. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

The availability of variable investment options may vary depending on the broker-dealer through which Your Contract was purchased. See Appendix B: Financial Intermediary Variations in the prospectus for more information.

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks current income consistent with low volatility of principal.	Nomura VIP Limited Duration Bond Series (Standard)[1] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.53%*	5.07%	1.87%	1.89%
Seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Nomura VIP Total Return Series (Standard)[2] - Delaware Management Company, a series of Nomura Investment Management Business Trust Macquarie Investment Management Global Limited	0.76%*	12.97%	7.97%	6.83%
Seeks to provide capital growth and appreciation.	Nomura VIP International Core Equity Series (Standard)[3] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.86%*	24.55%	N/A	N/A
Seeks long-term capital growth.	Nomura VIP Opportunity Series (Standard)[4] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.83%*	8.81%	9.04%	9.25%
Seeks high current income.	Nomura VIP Fund for Income Series (Standard)[5] - Delaware Management Company, a series of Nomura Investment Management Business Trust Nomura Corporate Research and Asset Management Inc.	0.75%*	9.15%	4.20%	5.63%
Seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.	Nomura VIP Investment Grade Series (Standard)[6] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.61%*	6.75%	-0.56%	2.78%
Seeks capital appreciation.	Nomura VIP Small Cap Value Series (Standard)[7] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.74%	8.16%	9.26%	9.15%
Seeks long-term growth of capital.	Nomura VIP Growth Equity Series (Standard)[8] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.79%	8.72%	13.67%	15.05%

A-1

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Nomura VIP Growth and Income Series (Standard)[9] - Delaware Management Company, a series of Nomura Investment Management Business Trust Macquarie Investment Management Global Limited	0.76%*	29.23%	16.22%	11.96%
Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments.	Goldman Sachs VIT Government Money Mkt Fund (Institutional) - Goldman Sachs Asset Management, L.P.	0.18%*	4.20%	3.18%	2.11%

* This Fund's annual expenses reflect temporary fee reductions.

1 Formerly known as Macquarie VIP Limited Duration Bond Series.

2 Formerly known as Macquarie VIP Total Return Series.

3 Formerly known as Macquarie VIP International Core Equity Series.

4 Formerly known as Macquarie VIP Opportunity Series.

5 Formerly known as Macquarie VIP Fund for Income Series.

6 Formerly known as Macquarie VIP Investment Grade Series.

7 Formerly known as Macquarie VIP Small Cap Value Series.

8 Formerly known as Macquarie VIP Growth Equity Series.

9 Formerly known as Macquarie VIP Growth and Income Series.

Fixed Options

The following is a list of fixed options currently available under the Contract. Except as otherwise provided under the Contract, We may change the features of the fixed option listed below, offer new fixed options, and terminate existing fixed options. We will provide You with written notice before doing so. See “The Fixed Account” in the prospectus for more information about the available fixed option.

The availability of a fixed option may vary depending on the broker-dealer through which Your Contract was purchased. See Appendix B: Financial Intermediary Variations in the prospectus for more information.

Name	Minimum Guaranteed Interest Rate
Fixed Account	1%

A-2

APPENDIX B – Financial Intermediary Variations

There may be variations in the availability of investment options, Contract benefits, and other Contract features described in this prospectus—including restrictions, limitations, and other variations—which may apply depending on the broker-dealer through which Your Contract was sold or continues to be serviced. For example, Your financial professional may not recommend a particular investment option or Contract benefit to You. Any such variations are unknown to Us. Furthermore, based on several considerations – e.g., that We do not administer financial intermediary variations, the large number of broker-dealers through whom the Contracts were distributed, and the terms of Our existing selling agreements – We cannot identify any such variations in this appendix without unreasonable effort or incurring unreasonable expense.

You should discuss with Your financial professional any limitations, restrictions, or other variations related to the investment options, Contract benefits, or other Contract features available to You through your financial professional.

B-1

To learn more about the Contract, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2026. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR contract identifier number: C000221951

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D

INDIVIDUAL VARIABLE ANNUITY

CONTRACTS OFFERED BY

NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2026

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783 (8:30 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6317

Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated May 1, 2026 for the First Choice Bonus Annuity Contract funded by First Investors Life Variable Annuity Fund D (“Separate Account D” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office or by visiting our website at www.nfg.com. Separate Account D currently funds an individual flexible premium variable deferred annuity contract with bonus payments called “First Choice Bonus Annuity.”

Unless otherwise noted, the terms in this SAI have the same meaning as in the prospectuses.

i

GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Contracts. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Contracts.

Separate Account Assets. Separate Account D was established on April 8, 1997 under the provisions of the New York Insurance Law. Separate Account D’s assets are segregated from the assets of NNY, and that portion of Separate Account D’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of NNY. Separate Account D is registered with the Securities and Exchange Commission (“SEC” or “Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, Two Financial Center, 60 South Street, Boston Massachusetts 02111, is the independent auditor for NNY.

KPMG LLP, Two Manhattan West, 375 9th Avenue, New York, NY 10001, is the independent registered public accounting firm for the Separate Account.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Contracts. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Contract for new sales, but owners of existing Contracts may continue to make additional Purchase Payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

For the fiscal years ended December 31, 2023, 2024, 2025, 1851 received underwriting commissions of $93,541, $82,696, and $64,658 respectively, in connection with the Contracts.

1

Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

Other Service Providers. Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account.

Year Ended December 31,	Fee Paid
2023	$15,774.57
2024	$14,838.46
2025	$11,943.80

BNY Mellon’s principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

VALUATION

Value of an Accumulation Unit. For each Subaccount of Separate Account D, the value of an Accumulation Unit initially was set arbitrarily at $10.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges, affect the Accumulation Unit Value. The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes deducted by Us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

2

(c)

is a factor representing the charges deducted for mortality and expense risks. For Separate Account D, such factor is equal on an annual basis to 1.40% of the daily net asset value of the applicable Subaccount.

The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

Value of Amounts Allocated to the Fixed Account. The First Choice Bonus Annuity contract also allows Contractowners to allocate value to the Fixed Account. The Accumulation Value thus consists of the Subaccount Accumulation Value in each Subaccount to which a Contractowner allocates value, which is based on the Accumulation Unit values described above, and the Fixed Account Accumulation Value. The Fixed Account Accumulation Value at any time is equal to the amount determined as described in the First Choice Bonus Annuity prospectus under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Value of an Annuity Unit. For each Subaccount of Separate Account D, the value of an Annuity Unit initially was set arbitrarily at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.0% per annum (or a different rate chosen by a Contractowner), which is assumed in the Annuity Tables contained in the Contracts. (For an illustration of this calculation, see Appendix II , Example A.)

Amount of Annuity Payments. When annuity payments are to commence, the Accumulation Value to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Valuation Date on or immediately preceding the seventh day before the Maturity Date by the number of Accumulation Units owned. This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time any applicable premium taxes not previously deducted may be deducted from the Accumulation Value to determine the net Accumulation Value. The net amount to be applied to an Annuity Option, the Net Accumulation Value, consists of the amounts derived from the Accumulation Units, as described above, as well as the Fixed Account Accumulation Value. The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment. The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulation Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The Contracts contain a formula for determining the adjusted age. The Annuity Tables are determined from the A2000 Individual Annuitant Mortality Table Age Last Birthday and an Assumed Investment Return of 3.00% or a different rate chosen by the Contractowner and the adjusted age is the age of the annuitant minus one year for each completed 10-year period measured from the year 2000 to the date of Annuity Payment Option commencement. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount. This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the due date of the payment. The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix II, Examples B, C and D.)

3

A fixed annuity provides annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 2.5% per year built into the Annuity Tables in the Contract.

OTHER INFORMATION

Time of Payments. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request in Good Order. However, NNY reserves the right to suspend or postpone the date of any payment due under the Contracts for any period (i) the NYSE is closed other than customary weekend and holiday closings, (ii) trading on the NYSE, as determined by the SEC, is restricted, (iii) an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or (iv) the SEC may by order permit for the protection of security holders.

In addition, NNY may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.

Reports to Contractowners. NNY will mail to each Contractowner at the last known address of record, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values. In addition, latest available reports of the Funds will be mailed to each Contractowner.

Assignment. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due. To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary. The Contracts may be assigned. No assignment of a Contract shall be binding on NNY unless such assignment is in writing and is filed with NNY at its home office.

4

RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY should be considered only as bearing upon NNY ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The financial statements of each of the Subaccounts of First Investors Life Variable Annuity Fund D as of December 31, 2025 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, have been incorporated by reference herein from the registrant's N-VPFS filing, filed with the Securities and Exchange Commission on April 28, 2026 (File No. 811-08205), and have been incorporated by reference in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

5

APPENDICES

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining the

Net Investment Factor of a Subaccount

of Separate Account D

Net Investment Factor =	A + B - C	– E
D

Where:
A	=	The Net Asset Value of a Fund share as of the end of the current Valuation Period. Assume	=	$8.51000000
B	=	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period. Assume	=	0
C	=	The per share amount of any taxes deducted by Us	=	0
D	=	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period. Assume	=	$8.39000000
E	=	The daily deduction for mortality and expense risks and administration, which totals 1.4% on an annual basis. On a daily basis	=	.00003836

Then, the Net Investment Factor =	8.51000000 + 0 - 0	–.00003836	=	1.01426438

EXAMPLE B

Formula and Illustration for Determining

Accumulation Unit Value of a Subaccount

of Separate Account D

Accumulation Unit Value =	A x B
Where:

A	=	The Accumulation Unit Value for the immediately preceding Valuation Period. Assume	=	$1.46328760
B	=	The Net Investment Factor for the current Valuation Period. Assume	=	1.01426438

Then, the Accumulation Unit Value = $1.46328760 x 1.01426438			=	1.48416049

6

APPENDIX II

EXAMPLE A

Formula and Illustration for Determining

Annuity Unit Value of

Separate Account D

Annuity Unit Value =	A x B x C
Where:

A	=	Annuity Unit Value of the immediately preceding Valuation Period. Assume	=	$1.10071211
B	=	Net Investment Factor for the Valuation Period for which the Annuity Unit is being calculated. Assume	=	1.00083530
C	=	A factor to neutralize the assumed interest rate of 3.0% built into the Annuity Tables used. Daily factor equals	=	0.99991902

Then, the Annuity Value is:
		$1.10071211 x 1.00083530 x .99991902 = $1.10154232

EXAMPLE B

Formula and Illustration for Determining

Amount of First Monthly Variable Annuity Payment from

Separate Account D

First Monthly Variable Annuity Payment =	A	x B
$1,000

Where:
A	=	The Net Accumulated Value allocated to Separate Account C for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date. Assume	=	$20,000.00
B	=	The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the Annuity Tables contained in the Contract. Assume	=	$6.40

Then, the first Monthly Variable Payment =	$20,000	x $6.40 = $128.00
$1,000

7

EXAMPLE C

Formula and Illustration for Determining

the Number of Annuity Units for Separate Account D

Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units =	A
B

Where:
A	=	The dollar amount of the first monthly Variable Annuity Payment. Assume	=	$128.00
B	=	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date. Assume	=	$1.09763000

Then, the number of Annuity Units =	$128.00	= 116.61488844
$1.09763000

EXAMPLE D

Formula and Illustration for Determining

the Amount of Second and Subsequent Monthly Variable

Annuity Payments From Separate Account D

Second Monthly Variable Annuity Payment =	A x B

Where:

A	=	The Number of Annuity Units represented by each monthly Variable Annuity Payment. Assume	=	116.61488844
B	=	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the date on which the second (or subsequent) Variable Annuity Payment is due. Assume	=	$1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

8

PART C

OTHER INFORMATION

Item 27. Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing the Separate Account.[1]

(b)	Not applicable.

(c)	Underwriting and distribution contracts:

(1)	Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(2)	Amendment to Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(3)	Specimen Variable Annuity Dealer Agreement between First Investors Corporation and dealers.[1]

(4)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[4]

(5)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[4]

(d)	Specimen Individual Flexible Premium Deferred Variable Annuity Contract issued by First Investors Life Insurance Company for participation in the Separate Account.[3]

(e)	Form of application used with the Individual Flexible Premium Deferred Variable Annuity Contract provided in response to (d) above.[2]

(f)	Depositor instrument of organization and by-laws:

(1)	Certificate of Incorporation of NNY.[4]

(2)	By-laws of NNY.[4]

(3)	Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[4]

(g)	Not applicable.

(h)	Participation agreements:

(1)	Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[4]

(2)	Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement).[5]

(i)	Administrative contracts:

(1)	Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[4]

(2)

Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon, is incorporated by reference to to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-239742), filed via EDGAR on April 29, 2022.

(j)	Not applicable.

(k)	Opinion and consent of counsel.[4]

(l)	Other Opinions

(1)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Powers of Attorney

(1)

Powers of attorney for David Monroe, Thomas M. Buckingham, Leanne M. Bell, Kevin J. Gregson, Leland C. Launer, Thomas A. Williams. Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-239742), filed via EDGAR on April 29, 2022.

(2)

Powers of attorney for Phillip J. Gass and Christine Janofsky. Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 333-239742), filed via EDGAR on April 28, 2023.

(3)	Power of attorney for Gary France. Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-4 (File No. 333-239742), filed via EDGAR on April 30, 2024.

(4)

Powers of attorney for Michael Magarian, Jordan Price, and Kathy Belfi. Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 333-239742), filed via EDGAR on April 29, 2025.

(q) Not applicable.

(r) Not applicable.

1	Incorporated herein by reference to the initial Registration Statement on Form N-4 (File Nos. 333- 26341; 811-08205) filed by the Registrant on May 1, 1997.
2	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-186359; 811-08205) filed by the Registrant on May 6, 2013.
3	Incorporated herein by reference to the initial Registration Statement on Form N-4 (File Nos. 333- 186359; 811-08205) filed by the Registrant on January 31, 2013.
4	Incorporated herein by reference to the initial Registration Statement on Form N-4 (File Nos. 333-239742, 811-08205) filed by the Registrant on July 8, 2020.
5	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-239742, 811-08205) filed by the Registrant on April 30, 2021.

Item 28. Directors and Officers of the Insurance Company

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, CT 06102-5056.

Name	Positions and Offices with Depositor

Phillip J. Gass	President, Chief Executive Officer and Director

Thomas M. Buckingham	Vice President, Chief Growth Officer and Director

Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

Thomas Williams	Director

Kathy Belfi	Director

Kevin J. Gregson	Director

Leland C. Launer	Director

Justin Banulski	Vice President, Investment Accounting

Dana Battiston	Vice President, Actuary

Jan Buchsbaum	Vice President, Chief Product Officer

Sam S.F. Caligiuri	Vice President, Assistant Secretary

Steve L. Carlton	Vice President

Michael Donovan	Vice President, Chief Actuary

Michael Magarian	Vice President, Chief Accounting Officer

John Murphy	Vice President, Corporate Auditor

Vernon Young	Vice President, Group Chief Risk Officer

Susan Zophy	Vice President, Chief Service Officer

Susan L. Guazzelli	Assistant Treasurer

Ping Shao	Chief Compliance Officer, Anti-Money Laundering Officer

Barry Stopler	Assistant Treasurer

Joel Cordoba	Assistant Treasurer

Jordan Price	Vice President, Chief Financial Officer and Treasurer

Sean Ryan	Vice President, Chief Information Security Officer

Joseph Orofino	Vice President, Chief Investment Officer

Angelus Tammaro	Assistant Vice President, Deputy Chief Compliance Officer

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or the Separate Account

The Registrant is a separate account of NNY, a stock life insurance company incorporated under the laws of the State of New York. NNY is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group GP Ltd.	Contract
Nassau Financial Group, L.P.	Contract
Nassau Asset Management LLC	100
Nassau CorAmerica LLC	100
Nassau CorAmerica Loan Company LLC	100
Nassau CorAmerica Advisors LLC	100
NCA Realty Partners LLC	100
NCA Realty Partners GP LLC	100
NCA Realty Fund I LP	Contract
NCA Realty Fund II LP	Contract
156W Co-Invest LP	Contract
NCARP SGP LLC	100
Nassau NGC Holdings LLC	100
Nassau Global Credit GP LLC	100
NGC Loan Fund LP	Contract
NGC Enhanced Loan Master Fund LP	Contract
NGC Enhanced Loan Offshore Fund LP	Contract
NGC Enhanced Loan Fund LP	Contract
AIC Credit Opportunities Partners Fund II UGP, LLC	100
AIC Credit Opportunities Partners Fund II GP, L.P.	100
AIC Credit Opportunities Partners Master Fund II, LP	Contract
AIC COP Investments LLC	Contract
AIC COP Facility 2, LLC	Contract
AIC Credit Opportunities Partners Fund II (Offshore), L.P.	Contract
AIC Credit Opportunities Partners Fund II, L.P.	Contract
AIC Credit Opportunities Partners Fund II-A, L.P.	Contract
AIC Credit Opportunities Partners Mini-Master Fund II (Offshore), L.P.	Contract
Nassau Global Credit LLC	100
NGC CLO Manager LLC	100
NGC Management LLC	100
NGC Management (UK) Ltd	100
Nassau NGC Blocker (UK) Ltd.	100
Nassau Global Credit (UK) LLP	99[1]
NGC Opportunities GP LLC	100
NGC Opportunities Master Fund LP	Contract

1 NGC Management (UK) Ltd owns 1%

NGC Opportunities Offshore Fund LP	Contract
NGC Opportunities Onshore Fund LP	Contract
Nassau NPC Holdings LLC	100
Nassau Private Credit LLC	100
Nassau Private Credit GP LLC	100
Nassau Private Credit Onshore Fund LP	Contract
Nassau Private Credit Master Fund LP	Contract
Nassau Private Credit Offshore Fund LP	Contract
NPC Tactical Opportunities Fund LP	Contract
BSL Corporate Credit Opportunities 1 LP	Contract
NPC SGP LLC	100
NPC Diversified Income GP LLC	100
NPC Diversified Income Ratings Passthrough Feeder Fund LLC	Contract
NPC Diversified Income Fund LP	Contract
NPC Diversified Income Master Fund LP	Contract
NPC Diversified Income Offshore Fund LP	Contract
NPC Credit Opportunities Fund GP, LLC	100
NPC Credit Opportunities Onshore Fund, LP	Contract
NPC Credit Opportunities Offshore Fund, LP	Contract
NPC Credit Opportunities Master Fund, LP	Contract
Nassau Alternative Investments LLC	100
NAMCO Services LLC	100
Nassau BPC Holdings LLC	Contract[2]
Nassau Insurance Group Holdings GP, LLC	Contract
Nassau Insurance Group Holdings, L.P.	Contract
The Nassau Companies	100
Nassau Life Insurance Company of Kansas	100
Nassau Life and Annuity Company	100
Nassau Life and Annuity Company ABS C-I	100
Nassau Life and Annuity Company ABS D-I	100
Lynbrook Re, Inc.	100
Nassau Distribution Holdings II LLC	100
Golub Capital NFG Lending Funding I, L.P.	100
Golub Capital NFG Lending Master Fund I, LLC	100
Golub Capital NFG Lending Funding II, L.P.	100
Golub Capital NFG Lending Master Fund II, LLC	100
Fortress Lending Fund IV (NFG) Rated Note Company LLC	50
Fortress Lending Fund IV (NFG) LP	100

2 Equity interests are owned by Nassau Asset Management LLC (11.92%), Nassau Life Insurance Company (22.02%), Nassau Life and Annuity Company (22.02%) and PHL Variable Insurance Company (44.04%).

NSRE Saybrus Holdings, LLC	100
Sunrise Re, Inc.	100
Nassau Re/Imagine LLC	100
Nassau Employee Co-Invest Fund II LLC	51[3]
The Nassau Companies of New York	100
Nassau CLO SPV-I LLC	100
Nassau CLO SPV-II LLC	100
Nassau Life Insurance Company	100
Nassau Life Insurance Company ABS A-I	100
Nassau Life Insurance Company ABS B-I	100

3 Current employees of The Nassau Companies of New York and its affiliates own 52%.

Item 30. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)

1851 Securities, Inc. is the principal underwriter for the contracts supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; and Nassau Life and Annuity Variable Universal Life Account; Delaware Life NY Variable Account A; Delaware Life NY Variable Account B; Delaware Life NY Variable Account C; Delaware Life NY Variable Account D; and KBL Variable Account A. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter
Stephen Anderson	Chief Compliance Officer and Director

Thomas M. Buckingham	Chairperson and Director

Susan Guazzelli	Vice President, Treasurer and Director

Ping Shao	President and Secretary

Peter Hosner, Jr.	Chief Financial Officer and Director

(c)

The following commissions and other compensation were received by 1851 Securities Inc., the principal underwriter for the contracts supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
1851 Securities, Inc.	None	None	None	None

Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

Not applicable

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06102-5056.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

With regard to the variable investment options, NNY represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by NNY under the Contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 29th day of April, 2026.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND (SEPARATE ACCOUNT D)
(Registrant)

By:	/s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-effective Amendment to Registration Statement No. 333-239742 on April 29, 2026.

Signature	Title

/s/ Phillip J. Gass	President, Chief Executive Officer and Director
*Phillip J. Gass

/s/ Kostas Cheliotis	Vice President, General Counsel, Secretary and Director
Kostas Cheliotis

/s/ Thomas M. Buckingham	Vice President, Chief Growth Officer, and Director
*Thomas M. Buckingham

/s/ Jordan Price	Vice President, Chief Financial Officer and Treasurer
*Jordan Price

/s/ Michael Magarian	Vice President, Chief Accounting Officer
*Michael Magarian

/s/ Kathy Belfi	Director
*Kathy Belfi

/s/ Kevin J. Gregson	Director
*Kevin J. Gregson

/s/ Leland C. Launer *Leland C. Launer	Director

/s/ Thomas A. Williams	Director
*Thomas A. Williams By: /s/ Kostas Cheliotis
Kostas Cheliotis * As Attorney-in-Fact pursuant to Powers of Attorney

INDEX OF EXHIBITS

Exhibit Number	Description

(l)(1)	Consents of Independent Registered Public Accounting Firm